Putnam
Capital
Appreciation
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Even in a turbulent market environment in which positive numbers have been difficult to come by, it is disappointing to have to report negative performance. It is the more difficult in the case of Putnam Capital Appreciation Fund, where results for the fiscal year ended May 31, 2003, lagged both the primary benchmark and the fund's Lipper category average.

The details are shown on page 7 and the fund's management team discusses the reasons in the report that starts on the facing page. In a nutshell, the fund's holdings of companies in the consumer staples, conglomerates, and technology sectors hurt performance during the period. However, the managers are optimistic about the fund's potential going forward, as they have seen improving returns during the second half of the year.

Some encouragement may be gained by noting that the declining market we have experienced over the past three years appears to be breaking out of its negative cycle. Meanwhile, as we look back on one of the most challenging periods in investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 16, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Capital Appreciation Fund had a loss for the 12-month period ended May 31, 2003, with class A shares posting returns of -10.38% at net asset value and -15.54% at public offering price.

* Due to declines in certain fund holdings, the fund's performance was below that of its benchmark, the Russell 3000 Index, which returned -7.73% for the period.

* For the same reason, the fund's performance was below the average return for the Lipper Multi-Cap Core Funds category, which was -8.87%.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

Difficult conditions, including a struggling U.S. economy and a declining stock market, contributed to your fund's negative return during the annual period. The fund's performance lagged that of its benchmark and the average of other funds in its peer group primarily because of declines in consumer staples, conglomerate, and technology holdings. Technology stocks continued to be among the hardest hit by the prolonged market downturn, due to cutbacks by businesses on technology spending. The period was also difficult for stocks of some larger companies, which continued to be hurt by negative investor sentiment over corporate accounting issues. While a number of your fund's communications services holdings performed well, in general the market declines affected companies of all sizes across a range of industries. Despite these unfavorable conditions, we remained committed to our strategy of targeting companies whose stock prices we believed were attractive in relation to their long-term worth.

Fund Profile

Putnam Capital Appreciation Fund invests in stocks of companies at all capitalization levels, and across a broad range of industries. While it has no bias toward either growth or value stocks, it targets companies believed to be worth more than their current stock prices indicate. It may be suitable for investors who are seeking growth through a well-diversified stock portfolio.


* MARKET OVERVIEW

Fears of a double-dip recession, worries about job losses, declining consumer spending, the war with Iraq, and sluggish prospects for business profits all took their toll on the stock market in the 12-month period ended May 31, 2003. At the beginning of the period, many investors, already discouraged by losses since the market peak in early 2000, either sold stocks or at least avoided getting back into the market. Many were worried that the economy might slip into another recession before recovering -- an event known as a double-dip recession.

In November 2002, at the midpoint of your fund's fiscal year, a number of positive quarterly earnings announcements sparked a market rally, which at one point reached eight consecutive weeks of gains. However, volatility eventually returned to the market as the prospect of war with Iraq loomed. Worried consumers spent less and the earnings outlook for many businesses declined.

The end of the war, however, marked the start of a significant stock market upswing. Military operations in Iraq moved toward a resolution in mid April, putting to rest concerns about the economic impact of a long, drawn-out conflict. At the same time, a series of first-quarter corporate earnings announcements exceeded expectations and boosted investor confidence. At the close of your fund's fiscal year on May 31, the Dow Jones Industrial Average marked its third straight monthly gain for the first time since 2001, and all major market indexes were in solid positive territory for the 2003 year-to-date period. Your fund was also in positive territory that period; its class A shares had delivered a total return of 10.90% at net asset value.


MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/03

Equities

Russell 3000 Index (U.S. stocks)                                 -7.73%
-----------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)          -7.85%
-----------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)            -7.86%
-----------------------------------------------------------------------
MSCI EAFE Index (international stocks)                          -12.30%
-----------------------------------------------------------------------

Bonds

Lehman Aggregate Bond Index (taxable bonds)                      11.58%
-----------------------------------------------------------------------
Lehman Government Bond Index                                     13.49%
-----------------------------------------------------------------------
Citigroup World Government Bond Index                            24.14%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/03.


* STRATEGY OVERVIEW

During this volatile annual period, we continued to apply our disciplined investment approach. In selecting stocks for the portfolio, we carefully consider each company's underlying business worth. While a company's stock price may fluctuate, we believe this underlying worth is crucial in determining its long-term growth potential. We look for stocks that we do not consider fairly valued; in other words, companies that we believe are worth more than their current stock prices indicate. During most of the annual period, these types of stocks fared poorly. In the difficult market environment, investors sought stocks of highly profitable companies with high current cash flows. Most of these stocks, in our view, were fairly valued -- or overvalued -- and therefore did not meet our selection criteria. As market conditions worsened, we trimmed some of the underperforming stocks from the portfolio, but did not stray from our valuation approach to stock selection.

We also consider factors other than stock price in determining how much emphasis a stock will have in the portfolio. For example, we may give greater emphasis to a company that looks attractive relative to other companies in its industry, or to a company whose earnings estimates have been revised. Usually, once a stock reaches what we consider to be its fair value, we sell it from the portfolio.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED*

                            as of        as of
                          11/30/02      5/31/03

Retail                      8.7%         10.4%

Banking                     9.3%          8.7%

Pharmaceuticals             7.2%          7.8%

Software                    8.4%          7.4%

Cable television            4.3%          6.1%

Health-care                 7.1%          4.1%
services

Footnote reads:
*This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

During the period, the stock of Tyco International Ltd. had a negative effect on your fund's performance. Declines in this stock also hurt fund performance relative to its benchmark, since Tyco, a Bermuda-based company, is not part of the Russell 3000 Index. A conglomerate with several manufacturing and service businesses, Tyco continued to feel the effects of its accounting-related problems and charges of tax-evasion and fraud against its former management team. The company's new management is working aggressively to solve its debt problems and recently announced that no fraud was discovered in its accounting practices. Your fund's portfolio holds a small position in the stock of Tyco, which we believe is undervalued.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

AutoZone, Inc.
Retail

Comcast Corp. Class A (Special)
Cable television

Viacom, Inc. Class B
Broadcasting

U.S. Bancorp
Banking

Cardinal Health, Inc.
Health-care services

Pfizer, Inc.
Pharmaceuticals

MBNA Corp.
Consumer finance

Freddie Mac
Financial

Capital One Financial Corp.
Consumer finance

Yahoo!, Inc.
Commercial and consumer services

Footnote reads:
*These holdings represent 34.6% of the fund's net assets as of 5/31/03. The fund's holdings will change over time.


Also hurting performance during the period was Altria Group, Inc., formerly Philip Morris Companies, the world's largest tobacco firm and second-largest food company. Altria has been hurt by a number of lawsuits on behalf of cigarette smokers as well as increased competition from deep- discount brands of cigarettes. During the period, we sold the fund's position in this stock.

In the technology sector, the stock of Automatic Data Processing, Inc. had a negative impact on fund performance during the period. The company, known as ADP, provides transaction processing and data communications services to businesses. Payroll processing, a key driver of ADP's business, has suffered during the economic downturn and the company has not met growth expectations. The stock was sold from the portfolio during the period. Another weak performer was BearingPoint Inc., formerly known as KPMG Consulting. BearingPoint provides technology services to businesses and was hurt by cutbacks in technology spending by businesses. Also feeling the effects of the technology downturn was Credence Systems Corporation, a semiconductor company. By the close of the period, these holdings had been sold from the portfolio.

Despite an overall decline for your fund during the period, a number of holdings in the portfolio contributed positively to performance. The biggest contributor was the stock of Nextel Communications, Inc. This company offers wireless services, including phone, e-mail, text messaging, and wireless Internet access. When the stock was added to the portfolio, it was under pressure. Investors were concerned about Nextel's growth potential, given the number of competitors in the wireless industry. We believed the company was one of the best in the industry and that investors were underestimating its potential. Nextel stock performed well as the company continued to increase subscriber growth, thanks to strategic operations and its NextelDirect Connect walkie-talkie product, which helped to distinguish it from competitors.

Yahoo! Inc., a global Internet company, Comcast Corporation, a cable company, and Capital One Financial Corp., a financial services company, were also strong performers that we believed were underestimated by investors. We added them to the portfolio because we believed their strong business models and management teams would contribute to solid long-term earnings growth.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. The members of the U.S. Core Team are Michael Nance (Portfolio Leader), James Yu (Portfolio Member), Richard Cervone, Kevin Divney, Richard England, Paul Marrkand, Lee Montag, Paul Warren, and James Wiess. The members of the U.S. Small- and Mid-Cap Core Team are Joseph Joseph (Portfolio Member), Tinh Bui, Ronald Hua, and Gerald Moore.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

Despite a difficult fiscal year for your fund, we believe the market offers many opportunities. The issues that distracted investors over the past year, especially the war with Iraq, took focus away from the traditional drivers of stock prices -- earnings, cash flows, and valuations. With the resolution of the Iraq conflict and improving market conditions at the close of the period, we are optimistic that the types of stocks in which your fund invests will return to favor.

We also believe that your fund will benefit from our focus on bottom-up stock selection. This term refers to our strategy of selecting stocks for the portfolio based on the strength and potential of each company, rather than trying to predict broader economic, sector, or market trends. Regardless of the direction the market takes in the months ahead, we remain committed to our disciplined process of selecting stocks that we believe will reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended May 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 5/31/03

                        Class A          Class B          Class C          Class M
(inception dates)      (8/5/93)         (11/2/94)        (7/14/00)        (1/22/96)
                      NAV     POP      NAV     CDSC     NAV     CDSC     NAV     POP
---------------------------------------------------------------------------------------
1 year              -10.38%  -15.54%  -11.01% -15.46%  -11.04% -11.93%  -10.78% -13.89%
---------------------------------------------------------------------------------------
5 years             -20.30   -24.88   -23.02  -24.22   -22.76  -22.76   -22.26  -24.97
Annual average       -4.44    -5.56    -5.10   -5.39    -5.03   -5.03    -4.91   -5.58
---------------------------------------------------------------------------------------
Life of fund        151.75   137.28   134.52  134.52   140.40  140.40   139.46  131.17
Annual average        9.86     9.20     9.07    9.07     9.34    9.34     9.30    8.91
---------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge
(or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets.
Had expenses not been limited, returns would have been lower.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/03

                                                              Lipper Multi-Cap
                                            Russell 3000         Core Funds
                                               Index          category average*
-------------------------------------------------------------------------------
1 year                                        -7.73%               -8.87%
-------------------------------------------------------------------------------
5 years                                       -3.63                 1.96
Annual average                                -0.74                 0.02
-------------------------------------------------------------------------------
Life of fund                                 148.90               138.49
Annual average                                 9.73                 8.83
-------------------------------------------------------------------------------

*Index and Lipper results should be compared to fund performance at net asset value. Over the 1-year, 5-year, and life-of-fund periods ended 5/31/03, there were 498, 224, and 65 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 5/31/03

                      Class A        Class B        Class C        Class M
-------------------------------------------------------------------------------
Share value:       NAV       POP       NAV           NAV        NAV       POP
-------------------------------------------------------------------------------
5/31/02          $15.89    $16.86    $15.35        $15.67     $15.49    $16.05
-------------------------------------------------------------------------------
5/31/03           14.24     15.11     13.66         13.94      13.82     14.32
-------------------------------------------------------------------------------

*The fund did not make any distributions during the period.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/5/93

                 Fund's class A     Russell 3000
Date              shares at POP        Index


 8/5/93              9,425             10,000
5/31/94             12,025             10,368
5/31/95             13,902             12,244
5/31/96             19,125             15,927
5/31/97             23,506             19,902
5/31/98             29,774             25,828
5/31/99             29,059             30,527
5/31/00             32,152             34,137
5/31/01             30,527             30,818
5/31/02             26,478             26,976
5/31/03            $23,728            $24,890

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $23,452 and $24,040, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $23,946 ($23,117 at public offering price).



TOTAL RETURN FOR PERIODS ENDED 6/30/03 (most recent calendar quarter)

                        Class A          Class B         Class C         Class M
(inception dates)      (8/5/93)         (11/2/94)       (7/14/00)       (1/22/96)
                      NAV    POP       NAV    CDSC     NAV    CDSC      NAV     POP
-------------------------------------------------------------------------------------
1 year              -1.57%  -7.21%   -2.33%  -7.22%   -2.28%  -3.26%   -2.03%  -5.47%
-------------------------------------------------------------------------------------
5 years            -20.87  -25.42   -23.59  -24.78   -23.29  -23.29   -22.82  -25.53
Annual average      -4.57   -5.70    -5.24   -5.54    -5.16   -5.16    -5.05   -5.72
-------------------------------------------------------------------------------------
Life of fund       154.93  140.28   137.27  137.27   143.50  143.50   142.41  134.01
Annual average       9.91    9.26     9.12    9.12     9.41    9.41     9.36    8.97
-------------------------------------------------------------------------------------



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Appreciation Fund (the "fund") at May 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 7, 2003



THE FUND'S PORTFOLIO
May 31, 2003

COMMON STOCKS (99.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.4%)
-------------------------------------------------------------------------------------------------------------------
            117,000 Teledyne Technologies, Inc. (NON)                                                    $1,759,680
             76,000 United Defense Industries, Inc. (NON)                                                 1,941,800
                                                                                                      -------------
                                                                                                          3,701,480

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
            296,300 Mesa Air Group, Inc. (NON)                                                            1,831,134

Automotive (0.3%)
-------------------------------------------------------------------------------------------------------------------
             54,200 Autoliv, Inc.                                                                         1,394,024
            266,900 Visteon Corp.                                                                         1,641,435
                                                                                                      -------------
                                                                                                          3,035,459

Banking (8.7%)
-------------------------------------------------------------------------------------------------------------------
             27,300 Astoria Financial Corp.                                                                 722,085
            229,400 Brookline Bancorp, Inc.                                                               3,271,244
            501,700 Comerica, Inc.                                                                       23,213,659
             84,800 Compass Bancshares, Inc.                                                              3,124,880
             74,166 New York Community Bancorp, Inc.                                                      2,054,398
            436,500 Sovereign Bancorp, Inc.                                                               7,123,680
          1,418,900 U.S. Bancorp                                                                         33,627,930
             51,200 Webster Financial Corp.                                                               1,937,920
             60,100 Westamerica Bancorp.                                                                  2,670,243
             54,100 Wilmington Trust Corp.                                                                1,568,900
                                                                                                      -------------
                                                                                                         79,314,939

Biotechnology (0.4%)
-------------------------------------------------------------------------------------------------------------------
             33,900 Amylin Pharmaceuticals, Inc. (NON)                                                      672,576
             22,400 Celgene Corp. (NON)                                                                     705,152
              9,100 OSI Pharmaceuticals, Inc. (NON)                                                         239,876
             71,600 Waters Corp. (NON)                                                                    2,030,576
                                                                                                      -------------
                                                                                                          3,648,180

Broadcasting (4.7%)
-------------------------------------------------------------------------------------------------------------------
            136,450 Emmis Communications Corp. Class A (NON)                                              2,890,011
            258,602 Sinclair Broadcast Group, Inc. (NON)                                                  3,142,014
            803,800 Viacom, Inc. Class B (NON)                                                           36,588,976
                                                                                                      -------------
                                                                                                         42,621,001

Cable Television (6.1%)
-------------------------------------------------------------------------------------------------------------------
          1,281,600 Comcast Corp. Class A (Special) (NON)                                                36,935,712
            570,300 Echostar Communications Corp. Class A (NON)                                          19,150,674
                                                                                                      -------------
                                                                                                         56,086,386

Chemicals (0.7%)
-------------------------------------------------------------------------------------------------------------------
             45,900 Albemarle Corp.                                                                       1,228,743
            121,000 Ferro Corp.                                                                           2,974,180
             55,300 Lubrizol Corp. (The)                                                                  1,764,070
                                                                                                      -------------
                                                                                                          5,966,993

Commercial and Consumer Services (4.0%)
-------------------------------------------------------------------------------------------------------------------
             44,300 ADVO, Inc. (NON)                                                                      1,814,085
            127,600 Iron Mountain, Inc. (NON)                                                             5,040,200
            124,785 ServiceMaster Co. (The)                                                               1,326,465
            184,600 Viad Corp.                                                                            3,739,996
              9,600 West Corp. (NON)                                                                        239,040
            817,000 Yahoo!, Inc. (NON)                                                                   24,387,450
                                                                                                      -------------
                                                                                                         36,547,236

Communications Equipment (1.5%)
-------------------------------------------------------------------------------------------------------------------
             95,400 Advanced Fibre Communications (NON)                                                   1,799,244
            357,800 QUALCOMM, Inc.                                                                       12,014,924
             11,800 Scientific-Atlanta, Inc.                                                                232,342
                                                                                                      -------------
                                                                                                         14,046,510

Computers (0.7%)
-------------------------------------------------------------------------------------------------------------------
             40,800 Avocent Corp. (NON)                                                                   1,206,048
             53,000 NetScreen Technologies, Inc. (NON)                                                    1,186,670
            162,260 RadiSys Corp. (NON)                                                                   1,728,069
            159,795 SBS Technologies, Inc. (NON)                                                          1,452,537
             63,900 VeriSign, Inc. (NON)                                                                    957,222
                                                                                                      -------------
                                                                                                          6,530,546

Conglomerates (4.2%)
-------------------------------------------------------------------------------------------------------------------
            797,600 General Electric Co.                                                                 22,891,120
            875,500 Tyco International, Ltd. (Bermuda)                                                   15,496,350
                                                                                                      -------------
                                                                                                         38,387,470

Consumer Finance (5.9%)
-------------------------------------------------------------------------------------------------------------------
            525,200 Capital One Financial Corp.                                                          25,298,884
          1,393,300 MBNA Corp.                                                                           27,935,665
             80,700 Providian Financial Corp. (NON)                                                         729,528
                                                                                                      -------------
                                                                                                         53,964,077

Consumer Goods (1.7%)
-------------------------------------------------------------------------------------------------------------------
            151,900 Colgate-Palmolive Co.                                                                 9,056,278
            120,100 Dial Corp. (The)                                                                      2,402,000
             34,300 International Flavors & Fragrances, Inc.                                              1,076,677
            142,900 Yankee Candle Co., Inc. (The) (NON)                                                   3,050,915
                                                                                                      -------------
                                                                                                         15,585,870

Consumer Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
             36,300 Arbitron, Inc. (NON)                                                                  1,272,315
             79,700 Maximus, Inc. (NON)                                                                   2,132,772
                                                                                                      -------------
                                                                                                          3,405,087

Containers (0.2%)
-------------------------------------------------------------------------------------------------------------------
             83,500 Pactiv Corp. (NON)                                                                    1,632,425

Electric Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
             94,700 OGE Energy Corp.                                                                      2,000,064
            110,200 PNM Resources, Inc.                                                                   2,925,810
             78,100 Puget Energy, Inc.                                                                    1,831,445
            270,576 Sierra Pacific Resources (NON)                                                        1,461,110
                                                                                                      -------------
                                                                                                          8,218,429

Electronics (2.1%)
-------------------------------------------------------------------------------------------------------------------
            497,000 Agere Systems, Inc. Class A (NON)                                                     1,212,680
             93,275 Belden, Inc.                                                                          1,268,540
            150,100 Celestica, Inc. (Canada) (NON)                                                        2,179,452
             87,500 Integrated Circuit Systems, Inc. (NON)                                                2,282,875
             76,500 Itron, Inc. (NON)                                                                     1,663,110
            319,000 Lattice Semiconductor Corp. (NON)                                                     2,902,900
             56,400 Marvell Technology Group, Ltd. (Bermuda) (NON)                                        1,788,444
             70,600 Semtech Corp. (NON)                                                                   1,119,010
             78,500 Storage Technology Corp. (NON)                                                        2,119,500
            470,600 Zarlink Semiconductor, Inc. (Canada) (NON)                                            2,461,238
                                                                                                      -------------
                                                                                                         18,997,749

Energy (1.9%)
-------------------------------------------------------------------------------------------------------------------
            684,900 GlobalSantaFe Corp. (Cayman Islands)                                                 17,040,312
             15,100 Key Energy Svcs., Inc. (NON)                                                            179,388
                                                                                                      -------------
                                                                                                         17,219,700

Engineering & Construction (0.1%)
-------------------------------------------------------------------------------------------------------------------
             83,780 Insituform Technologies, Inc. Class A (NON)                                           1,353,047

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            136,000 Regal Entertainment Group Class A                                                     3,023,280

Financial (5.4%)
-------------------------------------------------------------------------------------------------------------------
            474,766 Citigroup, Inc.                                                                      19,474,901
            445,400 Freddie Mac                                                                          26,639,374
            116,477 Interactive Data Corp. (NON)                                                          1,882,268
             37,200 PMI Group, Inc. (The)                                                                 1,140,552
                                                                                                      -------------
                                                                                                         49,137,095

Food (0.1%)
-------------------------------------------------------------------------------------------------------------------
             50,800 Hormel Foods Corp.                                                                    1,193,800

Forest Products and Packaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
             45,500 Smurfit-Stone Container Corp. (NON)                                                     674,310

Gaming & Lottery (0.6%)
-------------------------------------------------------------------------------------------------------------------
            100,114 Argosy Gaming Co. (NON)                                                               1,847,103
            420,900 Park Place Entertainment Corp. (NON)                                                  3,207,258
                                                                                                      -------------
                                                                                                          5,054,361

Health Care Services (4.1%)
-------------------------------------------------------------------------------------------------------------------
             34,700 AMERIGROUP Corp. (NON)                                                                1,211,724
             49,100 Apria Healthcare Group, Inc. (NON)                                                    1,184,783
            548,900 Cardinal Health, Inc.                                                                31,677,019
             92,800 First Health Group Corp. (NON)                                                        2,381,248
             40,700 Renal Care Group, Inc. (NON)                                                          1,382,986
                                                                                                      -------------
                                                                                                         37,837,760

Homebuilding (0.2%)
-------------------------------------------------------------------------------------------------------------------
              8,200 Hovnanian Enterprises, Inc. Class A (NON)                                               475,190
              3,816 NVR, Inc. (NON)                                                                       1,555,974
                                                                                                      -------------
                                                                                                          2,031,164

Insurance (0.8%)
-------------------------------------------------------------------------------------------------------------------
             93,810 IPC Holdings, Ltd. (Bermuda)                                                          3,029,125
             44,300 Landamerica Financial Group, Inc.                                                     2,088,745
            119,707 Odyssey Re Holdings Corp.                                                             2,469,555
                                                                                                      -------------
                                                                                                          7,587,425

Investment Banking/Brokerage (1.4%)
-------------------------------------------------------------------------------------------------------------------
            142,200 Federated Investors, Inc.                                                             3,961,692
            116,700 T Rowe Price Group, Inc.                                                              4,285,224
            185,170 Waddell & Reed Financial, Inc.                                                        4,194,101
                                                                                                      -------------
                                                                                                         12,441,017

Leisure (0.5%)
-------------------------------------------------------------------------------------------------------------------
            190,487 Brunswick Corp.                                                                       4,181,190

Lodging/Tourism (2.5%)
-------------------------------------------------------------------------------------------------------------------
            550,300 Marriott International, Inc. Class A                                                 21,516,730
            103,233 Orient-Express Hotels, Ltd. Class A (Bermuda) (NON)                                   1,278,025
                                                                                                      -------------
                                                                                                         22,794,755

Machinery (0.4%)
-------------------------------------------------------------------------------------------------------------------
             79,700 Briggs & Stratton Corp.                                                               3,673,373

Manufacturing (0.6%)
-------------------------------------------------------------------------------------------------------------------
             52,900 Actuant Corp. Class A (NON)                                                           2,288,454
             30,300 Flowserve Corp. (NON)                                                                   549,945
             65,200 Pentair, Inc.                                                                         2,533,672
                                                                                                      -------------
                                                                                                          5,372,071

Media (0.6%)
-------------------------------------------------------------------------------------------------------------------
            455,400 Liberty Media Corp. Class A (NON)                                                     5,328,180

Medical Technology (1.6%)
-------------------------------------------------------------------------------------------------------------------
             48,700 Beckman Coulter, Inc.                                                                 1,979,655
             41,700 Bio-Rad Laboratories, Inc. Class A (NON)                                              2,460,300
             62,200 C.R. Bard, Inc.                                                                       4,363,330
              4,900 Inamed Corp. (NON)                                                                      252,546
             58,800 Mentor Corp.                                                                          1,247,736
             75,900 Pall Corp.                                                                            1,648,548
            116,900 Sybron Dental Specialties, Inc. (NON)                                                 2,536,730
                                                                                                      -------------
                                                                                                         14,488,845

Metal Fabricators (0.1%)
-------------------------------------------------------------------------------------------------------------------
             45,040 Mueller Industries, Inc. (NON)                                                        1,179,598

Metals (0.3%)
-------------------------------------------------------------------------------------------------------------------
             85,000 Freeport-McMoRan Copper & Gold, Inc. Class B                                          1,865,750
             66,000 Steel Dynamics, Inc. (NON)                                                              883,080
                                                                                                      -------------
                                                                                                          2,748,830

Office Equipment & Supplies (0.5%)
-------------------------------------------------------------------------------------------------------------------
            126,900 Global Imaging Systems, Inc. (NON)                                                    2,668,707
             52,700 Hon Industries, Inc.                                                                  1,546,218
                                                                                                      -------------
                                                                                                          4,214,925

Oil & Gas (2.1%)
-------------------------------------------------------------------------------------------------------------------
              8,100 Cabot Oil & Gas Corp. Class A                                                           219,429
            400,852 Exxon Mobil Corp.                                                                    14,591,013
            112,100 FMC Technologies, Inc. (NON)                                                          2,503,193
             51,500 Noble Energy, Inc.                                                                    1,876,145
                                                                                                      -------------
                                                                                                         19,189,780

Pharmaceuticals (7.8%)
-------------------------------------------------------------------------------------------------------------------
            227,100 Allergan, Inc.                                                                       16,376,181
            428,600 Johnson & Johnson                                                                    23,294,410
             64,100 King Pharmaceuticals, Inc. (NON)                                                        917,271
             25,200 Medicines Co. (NON)                                                                     589,680
              4,000 Medicis Pharmaceutical Corp. Class A (NON)                                              224,000
            918,900 Pfizer, Inc. (SEG)                                                                   28,504,278
             41,700 Watson Pharmaceuticals, Inc. (NON)                                                    1,543,734
                                                                                                      -------------
                                                                                                         71,449,554

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             29,800 Meredith Corp.                                                                        1,310,306

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
             41,300 Brandywine Realty Trust (R)                                                             979,636
              7,100 Mills Corp. (R)                                                                         231,815
             33,100 Rouse Co. (The) (R)                                                                   1,228,672
             66,900 SL Green Realty Corp. (R)                                                             2,310,726
                                                                                                      -------------
                                                                                                          4,750,849

Restaurants (0.2%)
-------------------------------------------------------------------------------------------------------------------
             94,700 Lone Star Steakhouse & Saloon, Inc.                                                   2,168,630

Retail (10.4%)
-------------------------------------------------------------------------------------------------------------------
             70,900 AnnTaylor Stores Corp. (NON)                                                          1,812,913
            539,000 AutoZone, Inc. (NON)                                                                 45,103,520
            116,700 Barnes & Noble, Inc. (NON)                                                            2,777,460
            666,300 Family Dollar Stores, Inc.                                                           24,286,635
            141,900 Foot Locker, Inc.                                                                     1,908,555
             53,700 Liz Claiborne, Inc.                                                                   1,819,893
             29,400 Movie Gallery, Inc. (NON)                                                               548,016
             31,600 Ross Stores, Inc.                                                                     1,333,836
             84,200 Sears, Roebuck & Co.                                                                  2,524,316
            716,852 TJX Cos., Inc. (The)                                                                 13,046,706
                                                                                                      -------------
                                                                                                         95,161,850

Semiconductor (0.6%)
-------------------------------------------------------------------------------------------------------------------
             49,090 Applied Films Corp. (NON)                                                             1,092,253
             92,300 Cognex Corp. (NON)                                                                    2,109,978
            273,300 Mykrolis Corp. (NON)                                                                  2,555,355
                                                                                                      -------------
                                                                                                          5,757,586

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------------
             31,000 Hunt (JB) Transport Services, Inc. (NON)                                              1,148,240
             14,400 Landstar Systems, Inc. (NON)                                                            922,190
                                                                                                      -------------
                                                                                                          2,070,430

Software (7.4%)
-------------------------------------------------------------------------------------------------------------------
          1,241,300 BMC Software, Inc. (NON)                                                             21,052,448
             46,300 Hyperion Solutions Corp. (NON)                                                        1,458,450
            989,500 Microsoft Corp.                                                                      24,351,595
            172,000 Network Associates, Inc. (NON)                                                        2,088,080
          1,367,400 Oracle Corp. (NON)                                                                   17,789,874
             38,500 Progress Software Corp. (NON)                                                           786,555
                                                                                                      -------------
                                                                                                         67,527,002

Technology Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
             37,500 BARRA, Inc. (NON)                                                                     1,227,375
             22,500 Cognizant Technology Solutions Corp. (NON)                                              466,875
             67,200 Equifax, Inc.                                                                         1,701,504
             66,900 Factset Research Systems, Inc.                                                        2,575,650
                                                                                                      -------------
                                                                                                          5,971,404

Telecommunications (0.8%)
-------------------------------------------------------------------------------------------------------------------
             76,700 Citizens Communications Co. (NON)                                                       944,944
             46,100 Commonwealth Telephone Enterprises, Inc. (NON)                                        1,936,661
            295,500 Nextel Communications, Inc. Class A (NON)                                             4,429,545
                                                                                                      -------------
                                                                                                          7,311,150

Textiles (1.4%)
-------------------------------------------------------------------------------------------------------------------
            222,200 Nike, Inc.                                                                           12,440,977

Transportation Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            116,484 Pacer International, Inc. (NON)                                                       2,154,954

Waste Management (1.5%)
-------------------------------------------------------------------------------------------------------------------
            520,600 Waste Management, Inc.                                                               13,259,682
                                                                                                      -------------
                    Total Common Stocks (cost $828,940,269)                                            $905,579,851

PURCHASED OPTIONS OUTSTANDING (--%) (a) (cost $146,383)                              EXPIRATION DATE/
CONTRACT AMOUNT                                                                      STRIKE PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------
           $259,086 Providian Financial Corp. (call)
                      (Morgan Stanley & Company, Inc.)                               Jan-04/12.            $144,052

SHORT-TERM INVESTMENTS (7.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $55,149,531 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.37%
                      and due dates ranging from June 2, 2003 to July 25, 2003 (d)                      $55,129,997
         11,099,294 Short-term investments held in Putnam commingled cash account with yields ranging from 1.21% to 2.63% and due
                      dates ranging from June 2, 2003 to July 28, 2003 (d)                               11,099,294
                                                                                                      -------------
                    Total Short-Term Investments (cost $66,229,291)                                     $66,229,291
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $895,315,943)                                              $971,953,194
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $914,020,233.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2003
                      Market     Aggregate Face   Expiration     Unrealized
                      Value           Value          Date       Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)              $5,298,150      $5,152,192      Jun-03        $145,958
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2003

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $54,373,822 of securities
on loan  (identified cost $895,315,943) (Note 1)                               $971,953,194
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           669,748
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              377,211
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   25,506,698
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            182,687
-------------------------------------------------------------------------------------------
Total assets                                                                    998,689,538

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 24,274,947
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,865,677
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,310,828
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          229,935
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       133,259
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,435
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              541,405
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               55,129,997
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              181,822
-------------------------------------------------------------------------------------------
Total liabilities                                                                84,669,305
-------------------------------------------------------------------------------------------
Net assets                                                                     $914,020,233

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,215,959,346
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (378,722,322)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       76,783,209
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $914,020,233

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($495,164,746 divided by 34,771,259 shares)                                          $14.24
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.24)*                              $15.11
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($391,160,647 divided by 28,643,849 shares)**                                        $13.66
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,993,277 divided by 214,654 shares)**                                             $13.94
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($24,701,563 divided by 1,787,626 shares)                                            $13.82
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.82)*                              $14.32
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2003

Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $22,193)                                       $10,915,732
-------------------------------------------------------------------------------------------
Interest                                                                            209,586
-------------------------------------------------------------------------------------------
Securities lending                                                                   39,762
-------------------------------------------------------------------------------------------
Total investment income                                                          11,165,080

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  5,663,619
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,999,458
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    35,671
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     17,374
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,281,056
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,006,356
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                28,389
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               194,665
-------------------------------------------------------------------------------------------
Other                                                                             1,368,410
-------------------------------------------------------------------------------------------
Total expenses                                                                   14,594,998
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (361,957)
-------------------------------------------------------------------------------------------
Net expenses                                                                     14,233,041
-------------------------------------------------------------------------------------------
Net investment loss                                                              (3,067,961)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (201,600,055)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      23,713
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                              1,270,247
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the year                                                                  44,483,254
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (155,822,841)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(158,890,802)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year ended May 31
                                                                             --------------------------
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                   $(3,067,961)          $(4,833,893)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (200,306,095)         (120,046,074)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              44,483,254          (107,665,571)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (158,890,802)         (232,545,538)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (221,253,238)         (238,222,796)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (380,144,040)         (470,768,334)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,294,164,273         1,764,932,607
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $6,256, respectively)                              $914,020,233        $1,294,164,273
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.89       $18.32       $23.75       $21.93       $23.15
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           -- (d)       -- (d)       -- (d)     (.02)         .17
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.65)       (2.43)        (.75)        2.39         (.75)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.65)       (2.43)        (.75)        2.37         (.58)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.10)        (.14)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (4.61)        (.45)        (.50)
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --         (.07)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.68)        (.55)        (.64)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.24       $15.89       $18.32       $23.75       $21.93
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.38)      (13.26)       (5.06)       10.65        (2.40)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $495,165     $697,394     $911,299     $999,789   $1,246,913
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.22         1.08         1.00          .96          .93
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .01          .02           -- (e)     (.10)         .77
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                107.08       133.78       263.98       188.16        92.49
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income amounted to less than $0.01 per share.

(e) Ratio of net investment income to average net assets is less than 0.01%.

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.35       $17.84       $23.39       $21.66       $22.86
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.09)        (.12)        (.15)        (.18)         .03
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.60)       (2.37)        (.72)        2.36         (.73)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.69)       (2.49)        (.87)        2.18         (.70)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --           -- (b)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (4.61)        (.45)        (.50)
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --         (.07)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.68)        (.45)        (.50)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.66       $15.35       $17.84       $23.39       $21.66
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (11.01)      (13.96)       (5.70)        9.90        (2.99)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $391,161     $554,719     $796,227   $1,047,040   $1,361,513
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)               1.97         1.83         1.70         1.63         1.55
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.74)        (.73)        (.70)        (.79)         .15
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                107.08       133.78       263.98       188.16        92.49
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Distributions from net investment income amounted to less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                            For the period
Per-share                                                   July 14, 2000+
operating performance                   Year ended May 31      to May 31
---------------------------------------------------------------------------
                                        2003         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.67       $18.21       $27.15
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.10)        (.12)        (.11)
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.63)       (2.42)       (4.15)
---------------------------------------------------------------------------
Total from
investment operations                  (1.73)       (2.54)       (4.26)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (4.61)
---------------------------------------------------------------------------
Return of capital                         --           --         (.07)
---------------------------------------------------------------------------
Total distributions                       --           --        (4.68)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.94       $15.67       $18.21
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.04)      (13.95)      (17.40)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,993       $3,405       $2,175
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.97         1.83         1.54*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.74)        (.71)        (.44)*
---------------------------------------------------------------------------
Portfolio turnover (%)                107.08       133.78       263.98
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.49       $17.96       $23.47       $21.70       $22.91
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.06)        (.08)        (.11)        (.14)         .06
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.61)       (2.39)        (.72)        2.36         (.73)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.67)       (2.47)        (.83)        2.22         (.67)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.04)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (4.61)        (.45)        (.50)
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --         (.07)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.68)        (.45)        (.54)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.82       $15.49       $17.96       $23.47       $21.70
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.78)      (13.75)       (5.49)       10.07        (2.87)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $24,702      $38,646      $55,231      $70,129      $90,187
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.72         1.58         1.50         1.46         1.43
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.49)        (.48)        (.50)        (.59)         .27
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                107.08       133.78       263.98       188.16        92.49
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2003

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market valued at last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2003, the value of securities loaned amounted to $54,373,822. The fund received cash collateral of $55,129,997 which is pooled with collateral of other Putnam funds into 41 issuers of high grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of approximately $298,383,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $142,653,000    May 31, 2010
   155,730,000    May 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2004 $58,515,115 of losses recognized during the period November 1, 2002 to May 31, 2003.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sales transactions, post October loss deferrals, nontaxable dividends, realized and unrealized gains and losses on certain futures contracts, and net operating loss. For the year ended May 31, 2003, the fund reclassified $3,061,705 to decrease accumulated net investment loss and $3,182,376 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $120,671.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                                $87,629,830
Unrealized depreciation                                (32,670,958)
                                                ------------------
Net unrealized appreciation                             54,958,872
Undistributed ordinary income
Capital loss carryforward                             (298,382,870)
Post October loss                                      (58,515,115)
Cost for federal income
tax purposes                                          $916,994,322

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2003, the fund's expenses were reduced by $361,957 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,401 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended May 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $85,530 and $2,877 from the sale of class A and class M shares, respectively, and received $740,525 and $3,272 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended May 31, 2003, Putnam Retail Management, acting as underwriter, received $1,633 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended May 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,013,028,402 and $1,215,254,956, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options outstanding
at beginning of year                            90,100            $230,052
---------------------------------------------------------------------------
Options opened                               1,971,100           1,904,626
---------------------------------------------------------------------------
Options exercised                             (383,600)           (781,931)
---------------------------------------------------------------------------
Options expired                             (1,042,600)         (1,084,403)
---------------------------------------------------------------------------
Options closed                                (635,000)           (268,344)
---------------------------------------------------------------------------
Written options outstanding
at end of year                                      --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At May 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,249,203         $82,642,484
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             6,249,203          82,642,484

Shares repurchased                         (15,370,086)       (200,632,191)
---------------------------------------------------------------------------
Net decrease                                (9,120,883)      $(117,989,707)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,781,091        $160,837,708
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,781,091         160,837,708

Shares repurchased                         (15,628,914)       (256,780,973)
---------------------------------------------------------------------------
Net decrease                                (5,847,823)       $(95,943,265)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,544,659         $44,702,473
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,544,659          44,702,473

Shares repurchased                         (11,036,807)       (138,722,999)
---------------------------------------------------------------------------
Net decrease                                (7,492,148)       $(94,020,526)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,513,720         $72,061,883
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,513,720          72,061,883

Shares repurchased                         (13,018,807)       (206,706,505)
---------------------------------------------------------------------------
Net decrease                                (8,505,087)      $(134,644,622)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    301,038          $3,923,778
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               301,038           3,923,778

Shares repurchased                            (303,637)         (3,918,006)
---------------------------------------------------------------------------
Net increase (decrease)                         (2,599)             $5,772
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    366,066          $5,859,039
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               366,066           5,859,039

Shares repurchased                            (268,238)         (4,337,702)
---------------------------------------------------------------------------
Net increase                                    97,828          $1,521,337
---------------------------------------------------------------------------

                                                   Year ended May 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    358,197          $4,533,609
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               358,197           4,533,609

Shares repurchased                          (1,064,881)        (13,782,386)
---------------------------------------------------------------------------
Net decrease                                  (706,684)        $(9,248,777)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    534,202          $8,536,457
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               534,202           8,536,457

Shares repurchased                          (1,115,860)        (17,692,703)
---------------------------------------------------------------------------
Net decrease                                  (581,658)        $(9,156,246)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a consulting and             digital imaging firm), Ryerson Tull,
                                   private investment            Inc. (a steel service corporation),
                                   firm)                         Advocate Health Care, and the
                                                                 National Center for Nonprofit Boards.
                                                                 Chairman Emeritus of the Board of
                                                                 Trustees, Mount Holyoke College.
                                                                 Until 2002, Mrs. Baxter was a
                                                                 director of Intermatic Corporation,
                                                                 a manufacturer of energy control
                                                                 products. Also held various positions
                                                                 in investment banking and corporate
                                                                 finance, including Vice President and
                                                                 principal of the Regency Group and
                                                                 Vice President of and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations and the Trustee Advisory
                                   Nuclear Threat                Council of the Applied Physics
                                   Initiative (a private         Laboratory at Johns Hopkins
                                   foundation dealing            University. Until 2003, Mr. Curtis
                                   with national security        was a Member of the Electric Power
                                   issues), also serves as       Research Institute Advisory Council,
                                   Senior Advisor to the         and the University of Chicago Board
                                   United Nations                of Governors for Argonne National
                                   Foundation                    Laboratory. Prior to 2002, Mr. Curtis
                                                                 was a Member of the Board of
                                                                 Directors of the Gas Technology
                                                                 Institute and the Board of Directors
                                                                 of the Environment and Natural
                                                                 Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a Member
                                                                 of the Department of Defense Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support).
                                                                 Prior to May 1997, Mr. Curtis was
                                                                 Deputy Secretary of Energy. He
                                                                 served as Chairman of the Federal
                                                                 Energy Regulatory Commission from
                                                                 1977 to 1987 and has held positions
                                                                 on the staff of the U.S. House of
                                                                 Representatives, the U.S. Treasury
                                                                 Department, and the Securities and
                                                                 Exchange Commission. Mr. Curtis
                                                                 is also a lawyer with over 15 years
                                                                 of experience.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions with
                                                                 several advisory firms and various
                                                                 positions with the federal government,
                                                                 including Associate Director of the
                                                                 Office of Management and Budget
                                                                 and Deputy Director of the Federal
                                                                 Energy Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-Rite,
                                                                 Inc. and Kenner Parker Toys. Also
                                                                 held financial and marketing positions
                                                                 with General Mills, Parker Brothers,
                                                                 and Talbots. President of the
                                                                 Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust). Member
                                                                 of the Board of Overseers of WGBH
                                                                 (public television and radio). Member
                                                                 of the Board of Overseers of the
                                                                 Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power &
                                                                 Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read & Co. Inc., The
                                                                 Ryland Group, Inc., and Graphic
                                                                 Packaging International Corp.,
                                                                 respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, L.P. and          Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), and Qwest
                                                                 Communications (communications
                                                                 company). Until 2003, Mr. Stephens
                                                                 was a Director of Mail-Well, a
                                                                 printing and envelope company.
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable organizations,     General Hospital. Prior to
                                   including Courier             September 2000, April 2000, and
                                   Corporation (a book           December 2001, Mr. Thorndike was
                                   manufacturer and              a Director of Bradley Real Estate,
                                   publisher) and                Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of St. Mark's
President since 2000               financial advisory and        School, and Trustee of Shore
                                   other research services       Country Day School. Until 2002,
                                   relating to bankrupt and      Mr. Putnam was a Trustee of the
                                   distressed companies)         SEA Education Association.
                                   and New Generation            Previously, Mr. Putnam was an
                                   Advisers, Inc.                attorney with the firm of Dechert
                                   (a registered                 Price & Rhoads.
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of May 31, 2003,
  there were 104 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam,
  III is the President of your fund and each of the other Putnam funds.
  Lawrence J. Lasser is the President and Chief Executive Officer of Putnam
  Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as
  Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:


Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Justin Scott                       Since 1998                    Managing Director of Putnam Management
(9/16/57), Vice President

Paul Warren                        Since 2001                    Managing Director of Putnam Management
(10/6/60), Vice President

Joseph P. Joseph                   Since 1999                    Managing Director of Putnam Management
(6/4/58), Vice President

---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray LLP

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Joseph P. Joseph
Vice President

Justin M. Scott
Vice President

Paul C. Warren
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN002-88660  433/948/2BN  7/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: July 24, 2003